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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026
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WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
48443 Alpha Drive #190, Wixom, Michigan 48393
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 646-5205

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Omnibus Amendment No. 2 to Credit Agreements

On June 16, 2026, Workhorse Group Inc. (“Workhorse” or the “Company”) entered into an Omnibus Amendment No. 2 to Credit Agreements (the “Omnibus Amendment No. 2”), which amends the Company’s (i) Credit Agreement (Customer Orders) (the “Customer Order Credit Agreement”) and (ii) Credit Agreement (Cash Flow) (the “Cash Flow Credit Agreement” and together with the Customer Order Credit Agreement, the “Credit Agreements”), each dated as of December 15, 2025, by and among Workhorse, as borrower, certain subsidiaries of Workhorse, as guarantors, and Motive GM Holdings II LLC (“MGMH”), as lender, each as amended by that certain Omnibus Amendment No. 1, dated as of April 25, 2026, by and among Workhorse, as borrower, certain subsidiaries of Workhorse, as guarantors, and MGMH, as lender.

The Omnibus Amendment No. 2 (i) amends the Cash Flow Credit Agreement to increase the Commitment (as defined in the Omnibus Amendment No. 2) thereunder from $20,000,000 to $30,000,000 in accordance with Section 10.01 of the Cash Flow Credit Agreement, (ii) amends the Cash Flow Credit Agreement to defer interest payments on the additional $10,000,000 Commitment until the first Interest Payment Date (as defined in the Cash Flow Credit Agreement) occurring after September 30, 2026, (iii) amends the Customer Order Credit Agreement to reduce the Commitment thereunder from $30,000,000 to $20,000,000 in accordance with Section 10.01 of the Customer Order Credit Agreement and (iv) obligates the Company to issue warrants to purchase equity interests in the Company within 45 days of the execution of the Omnibus Amendment No. 2 or such later date as the lender agrees, with terms and in number to be mutually agreed, as consideration for the amendments therein.

The foregoing summary and description of the Omnibus Amendment No. 2 are not and do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Omnibus Amendment No. 2, a copy of which is filed as Exhibit 10.1 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information related to the Omnibus Amendment No. 2 set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
10.1	Omnibus Amendment No. 2, dated as of June 16, 2026, by and among Workhorse Group Inc., as borrower, the subsidiary guarantors party thereto and Motive GM Holdings II LLC, as lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: June 17, 2026	By: /s/ Robert M. Ginnan
Name: Robert M. Ginnan
Title: Chief Financial Officer